                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary proxy statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive proxy statement
    / /  Definitive additional materials
    / / Soliciting material pursuant to Section 240.14a-11(c) or Section 240.14a-12

                                NETGRAVITY, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

/X/  No fee required.
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11.
     (1) Title of each class of securities to which transaction applies:
         -----------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
         -----------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
         -----------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
         -----------------------------------------------------------------------
     (5) Total fee paid:
         -----------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount Previously Paid:
         -----------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:
         -----------------------------------------------------------------------
     (3) Filing Party:
         -----------------------------------------------------------------------
     (4) Date Filed:
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
                                     [LOGO]

                                NETGRAVITY, INC.

                       1900 S. NORFOLK STREET, SUITE 150
                              SAN MATEO, CA 94403

Dear Stockholder:

    You are cordially invited to attend the Annual Meeting of Stockholders (the "Annual Meeting") of NetGravity, Inc. ("NetGravity") which will be held on May 27, 1999, at 1:00 p.m. local time at the hotel Crowne Plaza located at 1221 Chess Drive, Foster City, California 94404. The actions expected to be taken at the Annual Meeting are described in detail in the attached Proxy Statement and Notice of Annual Meeting. There will also be a report on NetGravity's business, and stockholders will have an opportunity to ask questions.

    Included with the Proxy Statement is a copy of NetGravity's 1998 Annual Report and Form 10-K for the year ended December 31, 1998. We encourage you to read these documents which include information on NetGravity's operations, markets, products and services, as well as NetGravity's audited financial statements.

    Please use this opportunity to take part in the affairs of NetGravity by voting on the business to come before this meeting. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED SELF-ADDRESSED STAMPED ENVELOPE. Returning the proxy does NOT deprive you of your right to attend the meeting and to vote your shares in person for the matters acted upon at the meeting. We appreciate your continuing interest in NetGravity and look forward to seeing you at the Annual Meeting.

                                          Sincerely,

                                            [/S/ JOHN W. DANNER]

                                          John W. Danner

                                          CHAIRMAN OF THE BOARD AND
                                          CHIEF EXECUTIVE OFFICER

San Mateo, California
April 23, 1999

                                NETGRAVITY, INC.

                       1900 S. NORFOLK STREET, SUITE 150
                              SAN MATEO, CA 94403

                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

    The Annual Meeting of Stockholders (the "Annual Meeting") of NetGravity, Inc., a Delaware corporation ("NetGravity"), will be held on Thursday, May 27, 1999, at 1:00 p.m. local time at the hotel Crowne Plaza located at 1221 Chess Drive, Foster City, California 94404 for the following purposes:

    1. To elect directors of NetGravity to serve until the 2000 Annual Meeting of Stockholders and until their successors are duly elected and qualified.

    2. To ratify the appointment by the Board of Directors of the firm KPMG LLP as independent auditors of NetGravity for the year ending December 31, 1999.

    3. To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

    The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice of Annual Meeting. Only holders of record of NetGravity's common stock at the close of business on April 14, 1999, the record date, are entitled to vote on the matters listed in this Notice of Annual Meeting. Any stockholder attending the Annual Meeting may vote in person even if he or she has returned a proxy.

                                          By Order of the Board of Directors
                                          of NetGravity, Inc.

                                                     [LOGO]

                                          Stephen E. Recht
                                          CHIEF FINANCIAL OFFICER AND SECRETARY

San Mateo, California
April 23, 1999

                            ------------------------

YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING IN PERSON. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, SIGN, DATE, AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN THE ENCLOSED SELF-ADDRESSED STAMPED ENVELOPE.

                            ------------------------

                                NETGRAVITY, INC.
                                ----------------

                                PROXY STATEMENT
                                      FOR
                      1999 ANNUAL MEETING OF STOCKHOLDERS

                             ---------------------

                               PROCEDURAL MATTERS

GENERAL


    This Proxy Statement is furnished to holders of common stock, par value $0.001 per share (the "Common Stock"), of NetGravity, Inc., a Delaware corporation ("NetGravity"), in connection with the solicitation of proxies by the Board of Directors of NetGravity for use at the Annual Meeting of Stockholders of NetGravity (the "Annual Meeting") and at any adjournment or postponement thereof for the purpose of considering and acting upon the matters set forth herein. The Annual Meeting will be held on May 27, 1999, at 1:00 p.m. local time at the hotel Crowne Plaza located at 1221 Chess Drive, Foster City, California 94404. NetGravity's address is 1900 South Norfolk Street, Suite 150, San Mateo, California 94403 and its telephone number at that location is (650) 425-6000.


    This Proxy Statement, enclosed proxy card and NetGravity's Annual Report on Form 10-K are first being mailed on or about April 23, 1999 to all holders of Common Stock entitled to vote at the Annual Meeting.

VOTING AT THE ANNUAL MEETING; RECORD DATE


    Only holders of record of NetGravity's Common Stock at the close of business on April 14, 1999 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting. Such stockholders are entitled to cast one vote for each share of Common Stock held as of the Record Date on all matters properly submitted for the vote of stockholders at the Annual Meeting. As of the Record Date, there were 17,195,046 shares of NetGravity's Common Stock outstanding and entitled to be voted at the Annual Meeting. For information regarding security ownership by management and by the beneficial owners of more than 5% of NetGravity's Common Stock, see "Security Ownership of Certain Beneficial Owners and Management."


QUORUM; REQUIRED VOTE

    A majority of the shares entitled to vote, present in person or represented by proxy, shall constitute a quorum at the Annual Meeting. If a quorum is present, in all matters other than the election of directors, the affirmative vote of the majority of votes cast on the matter shall be required to approve any matter presented at the Annual Meeting. Directors shall be elected by a plurality of the votes of the shares present in person or represented by proxy.

    Under the General Corporation Law of the State of Delaware, both abstaining votes and broker "non-votes" are counted as present and entitled to vote and are, therefore, included for purposes of determining whether a quorum of shares is present at a meeting. However, broker "non-votes" are not deemed to be "votes cast." As a result, broker "non-votes" are not included in the tabulation of the voting results on the election of directors or issues requiring approval of a majority of the votes cast. A broker "non-vote" occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner.

PROXIES

    All shares of Common Stock entitled to vote and represented by properly marked, dated, signed and unrevoked proxies received prior to the Annual Meeting will be voted at the Annual Meeting in accordance with the instructions indicated on those proxies. If no instructions are indicated on a properly completed proxy, the shares represented by that proxy will be voted as recommended by the Board of Directors. If any other matters are properly presented for consideration at the Annual Meeting, including, among other things, consideration of a motion to adjourn the Annual Meeting to another time or place (including, without limitation, for the purpose of soliciting additional proxies), the persons named in the enclosed proxy and acting thereunder will have discretion to vote on those matters in accordance with their best judgment. NetGravity does not currently anticipate that any other matters will be raised at the Annual Meeting.


    Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted. A proxy may be revoked: (i) by filing with the Secretary of NetGravity, at or before the taking of the vote at the Annual Meeting, a written notice of revocation or a duly executed proxy, dated later than the prior proxy relating to the same shares, or (ii) by attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not of itself revoke a proxy). Any written notice of revocation or subsequent proxy must be received by the Secretary of NetGravity before the vote at the Annual Meeting. Such written notice of revocation or subsequent proxy should be hand delivered to the Secretary of NetGravity or should be sent to NetGravity, Inc., 1900 S. Norfolk Street, Suite 150, San Mateo, California 94403, Attention: Secretary.


EXPENSES OF SOLICITATION

    All expenses of this solicitation, including the cost of preparing and mailing this Proxy Statement, will be borne by NetGravity. NetGravity may reimburse brokerage firms, custodians, nominees, fiduciaries, and other persons representing beneficial owners of Common Stock for their reasonable expenses in forwarding solicitation material to such beneficial owners. Directors, officers, and employees of NetGravity may also solicit proxies in person or by telephone, letter, facsimile, e-mail or other means of communication. Such directors, officers, and employees will not be additionally compensated, but may be reimbursed for their reasonable out-of-pocket expenses in connection with such solicitation.

PROCEDURE FOR SUBMITTING STOCKHOLDER PROPOSALS

    Stockholders may present proper proposals for inclusion in NetGravity's proxy statement and for consideration at the next annual meeting of its stockholders by submitting their proposals in writing to the Secretary of NetGravity in a timely manner. In order to be included in NetGravity's proxy materials for the 1999 Annual Meeting of Stockholders, stockholder proposals must be received by the Secretary of NetGravity no later than December 27, 1999, and must otherwise comply with the requirements of Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

    In addition, NetGravity's Bylaws establish an advance notice procedure with regard to certain matters, including stockholder proposals not included in NetGravity's proxy statement, to be brought before an annual meeting of stockholders. In general, nominations for the election of directors may be made by: (i) the Board of Directors, (ii) any nominating committee appointed by the Board of Directors, or (iii) any stockholder entitled to vote who has delivered written notice to the Secretary of NetGravity 60 days in advance of the annual meeting (or, with respect to an election of directors to be held at a special meeting, the close of business on the seventh day following the date on which notice of such meeting is first given to stockholders), which notice must contain specified information concerning the nominees and concerning the stockholder proposing such nominations. NetGravity's Bylaws also provide that the only business that shall be conducted at an annual meeting is business that is brought before such meeting: (i) by or at the direction of the chairman of the meeting, or (ii) by any stockholder entitled to vote who has delivered written notice to the Secretary of NetGravity 60 days in advance of the annual meeting, which notice must contain specified information concerning the matters to be brought before such meeting and concerning the stockholder proposing such matters. In the event that less than 70 days notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder must be received not later than the close of business on the tenth day following the earlier of the day on which such notice of the date of the annual meeting was mailed or such public disclosure was made. If a stockholder who has notified NetGravity of his intention to present a proposal at an annual meeting does not appear or send a qualified representative to present his proposal at such meeting, the Bylaws do not require NetGravity to present the proposal for a vote at such meeting. A copy of the full text of the Bylaw provisions discussed above may be obtained by writing to the Secretary of NetGravity. All notices of proposals by stockholders, whether or not included in NetGravity's proxy materials, should be sent to NetGravity, Inc., 1900 S. Norfolk Street, Suite 150, San Mateo, California 94403, Attention: Secretary.

                                  PROPOSAL ONE

                             ELECTION OF DIRECTORS

GENERAL

    NetGravity's Board of Directors is currently comprised of six members. A director serves in office until his respective successor is duly elected and qualified or until such director's earlier resignation or removal.

NOMINEES

    The Board of Directors has selected six nominees, all of whom are currently serving as directors of NetGravity. The names of persons who are nominees for director and their positions with NetGravity as of March 15, 1999 are set forth below. Each person nominated for election has agreed to serve if elected, and management has no reason to believe that any nominee will be unavailable to serve. In the event any nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who may be designated by the current Board of Directors to fill the vacancy. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the nominees named below.

REQUIRED VOTE


    Directors are elected by a plurality of votes cast. Votes withheld and broker non-votes are not counted toward a nominee's total.


DIRECTORS/NOMINEES

    The directors of the Company, and their ages as of March 15, 1999, are as follows:


NAME                                 AGE        POSITION WITH NETGRAVITY
-----------------------------------  ---   -----------------------------------
                                           Chairman of the Board and Chief
John W. Danner(1)..................  32      Executive Officer

J. Scott Briggs....................  48    Director

John D. D. Kohler(2)...............  44    Director

Amnon Landan.......................  40    Director

Jonathan D. Lazarus(3).............  47    Director

Alexander R. Slusky(2)(3)..........  31    Director


------------------------

(1) Member of New-Hire Option Committee.

(2) Member of Audit Committee.

(3) Member of Compensation Committee.

    JOHN W. DANNER co-founded the Company in 1995, served as its President from inception until April 1998 and has served as Chief Executive Officer and as a Director since inception. In April 1998, Mr. Danner was elected Chairman of the Board. From 1994 to 1995, Mr. Danner was a technical lead/ architect for Silicon Graphics, Inc. ("Silicon Graphics"), where he architected the set-top and server side of a component of Silicon Graphics' interactive television system. From 1990 to 1994, Mr. Danner was a development manager at Oracle Corporation ("Oracle"), where he oversaw product development for Oracle Book, a multimedia browser. Since January 1998, Mr. Danner has served on the Board of Directors of the Internet Advertising Bureau, an online advertising advocacy group and standards-setting body for online content publishers. Mr. Danner holds B.S.E.E. and M.S.E.E. degrees from Stanford University.

    J. SCOTT BRIGGS has served as a Director of the Company since December 1998. Mr. Briggs has also been a consultant to the Company since December 1998. From June 1975 to July 1997, Mr. Briggs served in various positions, including president, at Ziff-Davis Inc. ("Ziff-Davis"), an integrated media and marketing company. Since July 1997, Mr. Briggs has served as a consultant to Ziff-Davis. Mr. Briggs serves on the boards of directors of several Internet-related private companies and is a senior advisor to Red Herring Communications. Mr. Briggs holds a B.A. degree from Williams College.

    JOHN D. D. KOHLER has served as a Director of the Company since inception. In 1996, Mr. Kohler founded Redleaf Venture Management, L.L.C., a venture management firm, of which he is currently a Managing Member. From 1994 to 1995, Mr. Kohler was Vice President and General Manager, Customer Solutions, at Netscape Communications Corporation. From 1991 to 1993, Mr. Kohler was a Vice President and General Manager at Silicon Graphics. Over the previous 15 years, Mr. Kohler held executive positions at Hewlett Packard Company, Convergent Technologies and Unisys Corporation. Mr. Kohler holds a B.A. degree in International Relations and Economics from the University of California, Los Angeles.

    AMNON LANDAN has served as a Director of the Company since October 1998. He has served as President and Chief Executive Officer of Mercury Interactive Corporation ("Mercury") since February 1997 and as a director of Mercury since February 1996. Prior to his current positions, Mr. Landan held various management positions at Mercury including President from October 1995 to January 1997, President of North American Operations from March 1995 to September 1995 and Chief Operating Officer from August 1993 to March 1995. Mr. Landan holds a B.S. in Computer Science from the Technion Israel Institute of Technology.

    JONATHAN D. LAZARUS has served as a Director of the Company since 1996. From 1985 to August 1996, Mr. Lazarus worked at Microsoft Corporation ("Microsoft"), where he served most recently as Vice President, Strategic Relations. Mr. Lazarus has also served as an advisor to Microsoft, the Universal Studios New Media Group and ZDTV. Mr. Lazarus currently serves on the boards of directors of Ziff-Davis Inc. and the following private companies: HomeGrocer.com, Inc. and Vision Solutions, Inc. Mr. Lazarus holds a B.S. degree in Communications from Temple University.

    ALEXANDER R. SLUSKY has served as a Director of the Company since 1997. Since January 1998, Mr. Slusky has been the Managing Member of Vector Capital Partners, L.L.C., the General Partner of Vector Capital, L.P. ("Vector Capital"), a technology equity fund affiliated with Ziff Brothers Investments ("ZBI"). From August 1995 to December 1997, Mr. Slusky was a Principal of ZBI and from 1996 to April 1998 he was a General Partner of Vector Capital. From August 1992 to August 1995, Mr. Slusky was an Associate at New Enterprise Associates ("NEA"), a venture capital fund, and from 1993 until 1995 a Special Limited Partner of NEA VI, an entity affiliated with NEA. Mr. Slusky serves on the boards of directors of several private companies. Mr. Slusky holds an A.B. degree in Economics from Harvard University and an M.B.A. from the Harvard Business School.


    THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF THE NOMINEES ABOVE.


BOARD MEETINGS AND COMMITTEES

    During fiscal 1998, the Board of Directors held sixteen meetings (including regularly scheduled and special meetings), and no director attended fewer than 75% of the total number of meetings of the Board of Directors and the committees, if any, of which he was a member. Certain matters approved by the Board of Directors were approved by unanimous written consent.

    The Board of Directors currently has three standing committees: an Audit Committee, a Compensation Committee and a New-Hire Option Committee. NetGravity has no nominating committee or committee performing a similar function. The Audit Committee currently consists of Messrs. Kohler and

Slusky. The Compensation Committee currently consists of Messrs. Lazarus and Slusky. The New-Hire Option Committee currently consists of Mr. Danner.

    AUDIT COMMITTEE. The Audit Committee, which met once during 1998, reviews and monitors the corporate financial reporting and the internal and external audits of the Company and its subsidiaries, including, among other things, the Company's internal audit and control functions, the results and scope of the annual audit and other services provided by the Company's independent auditors and the Company's compliance with legal matters that have a significant impact on the Company's financial reports. The Audit Committee also consults with the Company's management and the Company's independent auditors prior to the presentation of financial statements to stockholders and, as appropriate, initiates inquiries into aspects of the Company's financial affairs. In addition, the Audit Committee has the responsibility to consider and recommend the appointment of, and to review fee arrangements with, the Company's independent auditors. The current members of the Audit Committee are Messrs. Kohler and Slusky.


    COMPENSATION COMMITTEE. The Compensation Committee, which met once during 1998, reviews and makes recommendations to the Board regarding all forms of compensation provided to the executive officers and directors of the Company and its subsidiaries including stock compensation and loans. In addition, the Compensation Committee reviews and makes recommendations on bonus and stock compensation arrangements for all employees of the Company. As part of the foregoing, the Compensation Committee also administers the Company's 1995 Stock Option Plan, 1998 Stock Plan and 1998 Employee Stock Purchase Plan. The current members of the Compensation Committee are Messrs. Lazarus and Slusky.


    NEW-HIRE OPTION COMMITTEE. The New-Hire Option Committee, which acted 18 times during 1998 has the authority to grant options under the Company's 1998 Stock Plan to newly-hired employees (other than executive officers), in each case in an amount determined by the New-Hire Option Committee at an exercise price per share equal to the fair market value of the Company's common stock determined on the date of grant of such options, and otherwise on the terms and conditions specified in the 1998 Stock Plan.

DIRECTOR COMPENSATION


    Directors of the Company do not receive cash compensation for their service as directors. Pursuant to the NetGravity 1998 Director Option Plan (the "Director Plan"), each non-employee director was automatically granted an option to purchase 25,000 shares of common stock (the "First Option") on the later of
(i) the June 1998 effective date of the Director Plan or (ii) the date which such person first became a non-employee director. In addition to the First Option, each non-employee director shall automatically be granted an option to purchase 5,000 shares (a "Subsequent Option") on the date of each of the Company's annual meeting of stockholders, if on such date he or she shall have served on the Board for at least six months. Each First Option and Subsequent Option shall have a term of 10 years. The shares subject to the First Option and Subsequent Option shall vest as to 25% of the optioned stock one year from the date of grant, and 1/48 of the optioned stock shall vest each month thereafter, provided the person continues to serve as a director on such dates. Holders of options granted under the Director Plan may exercise their options prior to complete vesting of shares, subject to such holders entering into restricted stock purchase agreements granting the Company an option to repurchase any unvested shares at a price per share equal to the original exercise price per share for the option in the event of a termination of the optionee's directorship. The exercise price of each First Option was, and each Subsequent Option shall be, 100% of the fair market value per share of the common stock on the date of grant.


    In the event of a merger of the Company or the sale of substantially all of the assets of the Company, each option may be assumed or an equivalent option substituted for by the successor corporation. If an option is assumed or substituted for by the successor corporation, it shall continue to vest as provided in the Director Plan. However, if a non-employee director's status as a director of the Company or the successor corporation, as applicable, is terminated other than upon a voluntary resignation by the non-employee director, each option granted to such non-employee director shall become fully vested and exercisable upon such termination date. If the successor corporation does not agree to assume or substitute for the option, each option shall become fully vested and exercisable for a period of fifteen days from the date the Board notifies the optionee of the option's full exercisability, after which period the option shall terminate. Options granted under the Director Plan must be exercised within three months of the end of the optionee's tenure as a director of the Company, or within twelve months after such director's termination by death or disability, but in no event later than the expiration of the option's ten-year term. Options granted under the Director Plan are generally not transferable by the optionee other than by will or the laws of descent and distribution, and each option is exercisable, during the lifetime of the optionee, only by such optionee.


    If re-elected at the Annual Meeting, Messrs. Kohler, Landan, Lazarus and Slusky will each be automatically granted a Subsequent Option.

                                  PROPOSAL TWO

              RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

GENERAL

    The Board of Directors has appointed KPMG LLP ("KPMG") as independent auditors of NetGravity to audit the consolidated financial statements of NetGravity for the year ending December 31, 1999, and has determined that it would be desirable to request that the stockholders ratify such appointment.

    Effective March 1997, NetGravity's Board of Directors engaged KPMG as the Company's principal accountants to audit the Company's financial statements. Prior to such engagement, KPMG and the Company discussed matters including the application of accounting principles and auditing standards. Such discussions occurred in the normal course of business, and KPMG's responses were not a condition to its engagement by the Company. Ernst & Young LLP ("Ernst & Young") served as the Company's independent auditors from the Company's inception until the Company's dismissal of Ernst & Young effective March 1997, which dismissal was approved by the Company's Board of Directors. Ernst & Young performed the first full fiscal year audit of the Company's financial statements for the then fiscal year ended March 31, 1996 (the "March 31, 1996 Audit"), which was the only audit of the Company performed by Ernst & Young. The report of Ernst & Young on the financial statements of the Company prepared in connection with the March 31, 1996 Audit did not contain an adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles. Furthermore, in connection with the March 31, 1996 Audit and during the subsequent interim period prior to the dismissal of Ernst & Young, there were no disagreements between Ernst & Young and the Company on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of Ernst & Young, would have caused Ernst & Young to make reference to the subject matter of such disagreements in connection with its report.

    A representative of KPMG is expected to be present at the Annual Meeting with the opportunity to make a statement if he or she desires to do so, and is expected to be available to respond to appropriate questions.

REQUIRED VOTE

    Although stockholder approval is not required for the appointment of KPMG (as the Board of Directors has the responsibility for selecting auditors), the Board of Directors has directed management to seek stockholder ratification of the selection of KPMG. In the event that the stockholders do not approve the selection of KPMG, the Board of Directors and the Audit Committee will reconsider the selection of KPMG.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THIS PROPOSAL.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT


    The following table sets forth certain information regarding the beneficial ownership of NetGravity's Common Stock as of March 31, 1999 (as adjusted to reflect sales by the persons listed below completed on April 5, 1999 pursuant to a Registration Statement on Form S-1 filed with the Securities and Exchange Commission) by (i) each person or entity who is known by the Company to own beneficially 5% or more of the Company's outstanding Common Stock, (ii) each director of the Company, (iii) the Company's Chief Executive Officer and each of the Company's four other most highly compensated executive officers for fiscal 1998 (collectively, the "Named Executive Officers") and (iv) all directors and executive officers of the Company as a group.



                                                            SHARES BENEFICIALLY
                                                                   OWNED
                                                           ---------------------
NAME AND ADDRESS                                            NUMBER    PERCENT(1)
---------------------------------------------------------  ---------  ----------
Vector Capital, L.P.(2) .................................  1,627,307      9.5%
  3000 Sand Hill Road
  Building 4, Suite 235
  Menlo Park, CA 94025

London Pacific Life & Annuity Company(3) ................  1,377,467      8.0
  3109 Poplarwood Court, Suite 300
  Raleigh, NC 24604

John W. Danner(4)........................................  1,094,632      6.4

J. Scott Briggs(5).......................................     25,000     *

John D. D. Kohler(6).....................................    216,150      1.3

Amnon Landan(7)..........................................     25,000     *

Jonathan D. Lazarus(8)...................................     77,335     *

Alexander R. Slusky(2)(9)................................  1,647,513      9.6

Stephen E. Recht(10).....................................    146,805     *

Rick E. D. Jackson IV(11)................................    144,252     *

Martin G. Lane-Smith(12).................................    192,023      1.1

John K. Donnelly(13).....................................     24,913     *

All directors and executive officers as a group
  (15 people)(14)........................................  4,059,325     22.3


------------------------


   * Represents beneficial ownership of less than 1% of the Adjusted Outstanding Shares.



 (1) Applicable percentage ownership is based on 13,941,051 shares of common stock outstanding as of March 31, 1999 adjusted by adding the 3,218,440 shares issued by NetGravity on April 5, 1999 pursuant to Registration Statements on Form S-1 filed with the Securities and Exchange Commission (such adjusted number of shares, the "Adjusted Outstanding Shares"). Beneficial ownership of shares is determined in accordance with the rules of the Securities and Exchange Commission and generally includes shares as to which a person holds sole or shared voting or investment power. Shares of common stock subject to options that are exercisable within 60 days of March 31, 1999 are deemed to be beneficially owned by the person holding such options for the purpose of computing the percentage ownership of such person but are not treated as outstanding for the purpose of computing the percentage ownership of any other person. Unless otherwise noted, the address for the stockholders named in this table is NetGravity, Inc., 1900
     S. Norfolk Street, Suite 150, San Mateo, California 94403.

 (2) Consists of 1,572,513 shares held by Vector Capital, L.P. ("Vector Capital"), 50,000 shares held by Vector Capital Partners, L.L.C. ("VCP") and 4,794 shares held by PBK Holdings, Inc. ("PBK"), in each case as of March 26, 1999. Alexander R. Slusky is the Managing Member of VCP, which is a general partner of Vector Capital. Philip B. Korsant is the president and sole shareholder of PBK, a general partner of Vector Capital. Each of such persons disclaims beneficial ownership of such shares except to the extent of its respective pecuniary interest in such shares, if any.


 (3) This information was obtained from a Schedule 13G, as amended, filed pursuant to the Exchange Act.


 (4) Includes 113 shares of common stock issuable upon exercise of a stock option exercisable within 60 days of March 31, 1999.



 (5) Consists of 25,000 shares of common stock issuable upon exercise of a stock option exercisable within 60 days of March 31, 1999.



 (6) Consists of 191,150 shares held by the Kohler Family Trust, of which Mr. Kohler is a trustee and 25,000 shares issuable upon exercise of a stock option held by Mr. Kohler exercisable within 60 days of March 31, 1999.



 (7) Consists of 25,000 shares of common stock issuable upon exercise of a stock option exercisable within 60 days of March 31, 1999.



 (8) Consists of 52,335 shares of common stock held by Lazarus Family Investments LLC, of which Mr. Lazarus is a Managing Member, and 25,000 shares of common stock issuable upon exercise of a stock option exercisable within 60 days of March 31, 1999.



 (9) Includes 25,000 shares of common stock issuable to Mr. Slusky upon exercise of stock options exercisable within 60 days of March 31, 1999.



 (10) Includes 136,692 shares issuable upon exercise of stock options exercisable within 60 days of March 31, 1999.



 (11) Consists of 144,252 shares of common stock issuable upon exercise of stock options exercisable within 60 days of March 31, 1999.



 (12) Includes 106,699 shares of common stock issuable upon exercise of stock options exercisable within 60 days of March 31, 1999.



 (13) Includes 23,745 shares of common stock issuable upon exercise of stock options exercisable within 60 days of March 31, 1999. Mr. Donnelly, the Company's Vice President of North American Sales, has indicated that he will terminate his employment with the Company as of April 23, 1999.



 (14) Includes 1,032,171 shares of common stock issuable upon exercise of stock options exercisable within 60 days of March 31, 1999.


               COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

    Section 16(a) of the Exchange Act ("Section 16(a)") requires NetGravity's executive officers, directors, and persons who own more than ten percent of a registered class of NetGravity's equity securities ("10% Stockholders") to file reports of ownership on a Form 3 and changes in ownership on a Form 4 or a Form 5 with the Commission and The Nasdaq Stock Market, Inc. Such executive officers, directors, and 10% Stockholders are also required by Commission rules to furnish NetGravity with copies of all Section 16(a) forms that they file.

    Based solely on its review of the copies of such forms received by NetGravity, or written representations from certain reporting persons that no Forms 5 were required for such persons, NetGravity believes that during 1998 its executive officers, directors, and 10% Stockholders complied with all applicable

Section 16(a) filing requirements, except that (i) executive officers Douglas S. Kaplan and Martin Lane-Smith each filed one late Form 4 relating to a single transaction and (ii) PBK Holdings, Inc. and Philip B. Korsant, persons that may be deemed to be 10% Stockholders, jointly filed one late Form 3.


          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    The Compensation Committee of the Board of Directors currently consists of Messrs. Lazarus and Slusky. No interlocking relationship exists between any member of the Company's Board of Directors or the Company's Compensation Committee and any member of the board of directors or compensation committee of any other company, and no such interlocking relationship has existed in the past.

                       COMPENSATION OF EXECUTIVE OFFICERS

SUMMARY COMPENSATION TABLE

    The following table sets forth certain information concerning total compensation received by the Chief Executive Officer and the other Named Executive Officers for services rendered to NetGravity during each of the last two fiscal years.

                           SUMMARY COMPENSATION TABLE


                                                                       LONG-TERM
                                                                      COMPENSATION
                                                                      ------------
                                                                         AWARDS
                                                                      ------------
                                                ANNUAL COMPENSATION    SECURITIES
                                                --------------------   UNDERLYING       ALL OTHER
NAME AND PRINCIPAL POSITIONS              YEAR  SALARY($)   BONUS($)   OPTIONS(#)    COMPENSATION($)
----------------------------------------  ----  ---------   --------  ------------   ---------------
John W. Danner, Chairman of the Board
  and Chief Executive Officer...........  1998  $ 129,327   $     --        266          $    --
                                          1997    124,280         --         --               --

Stephen E. Recht, Chief Financial
  Officer and Secretary.................  1998  $ 176,183   $     --      5,907          $17,907(1)
                                          1997    154,517         --     78,408               --

Rick E. D. Jackson IV, Vice President of
  Marketing(2)..........................  1998  $ 167,069   $ 22,627     22,952          $    --
                                          1997     78,462         --    150,000               --

Martin G. Lane-Smith, Vice President of
  Engineering(3)........................  1998  $ 194,506   $     --     82,792          $    --
                                          1997     21,346     25,000    214,603               --

John K. Donnelly, Vice President of
  North American Sales(4)...............  1998  $  89,719   $129,004     16,134          $    --
                                          1997     77,915    143,642     13,976               --


------------------------

(1) Represents forgiveness by the Company of a previously outstanding loan pursuant to a debt forgiveness agreement by and between Mr. Recht and the Company dated November 20, 1998.

(2) Mr. Jackson joined the Company in June 1997; his annualized base salary for fiscal 1997 was $150,000.

(3) Mr. Lane-Smith joined the Company in November 1997; his annualized base salary for fiscal 1997 was $185,000.


(4) Mr. Donnelly has indicated that he will terminate his employment with the Company as of April 23, 1999.

OPTION GRANTS IN LAST FISCAL YEAR

    The following table provides information relating to stock options awarded to each of the Named Executive Officers during the fiscal year ended December 31, 1998. All such options were awarded under the Company's 1995 Stock Option Plan and 1998 Stock Plan. No stock appreciation rights were granted to these individuals during such year.

                                                         INDIVIDUAL GRANTS
                                     ---------------------------------------------------------
                                                   PERCENT OF                                    POTENTIAL REALIZED VALUE
                                     NUMBER OF    TOTAL OPTIONS                                 AT ASSUMED ANNUAL RATES OF
                                     SECURITIES    GRANTED TO                                    STOCK PRICE APPRECIATION
                                     UNDERLYING   EMPLOYEES IN       EXERCISE                       FOR OPTION TERM(1)
                                      OPTIONS        FISCAL          PRICE PER      EXPIRATION  --------------------------
NAME AND PRINCIPAL POSITIONS         GRANTED(#)      1998(%)      SHARE($)(2)(3)     DATE(4)       ($)5%        ($)10%
-----------------------------------  ----------   -------------   ---------------   ----------  -----------  -------------
John W. Danner, Chairman of the
  Board and Chief Executive
  Officer..........................       113(5)      0.01%           $23.69          7/8/98    $  1,683.35  $    4,265.95
                                          113(5)      0.01              0.61         5/26/98          43.35         109.86

Stephen E. Recht, Chief Financial
  Officer and Secretary............       113(5)      0.01             23.69         7/8/2008      1,683.35       4,265.95
                                        5,681         0.69              6.60         4/6/2008     23,580.15      59,756.74
                                          113(5)      0.01              0.50        1/28/2008         35.53          90.05

Rick E. D. Jackson IV, Vice
  President of Marketing...........       113(5)      0.01             23.69         7/8/2008      1,683.35       4,265.95
                                       22,726         2.74              6.60         4/6/2008     94,328.91     239,047.98
                                          113(5)      0.01              0.55        1/28/2008         39.09          99.05

Martin G. Lane-Smith, Vice
  President of Engineering.........       113(5)      0.01             23.69         7/8/2008      1,683.53       4,266.40
                                       78,021         9.41             11.94        11/3/2008    585,859.83   1,484,683.84
                                        4,545         0.55              6.60         4/6/2008     18,864.95      47,807.49
                                          113(5)      0.01              0.55        1/28/2008         39.09          99.05

John K. Donnelly, Vice President of
  North American Sales.............       113(5)      0.01             23.69         7/8/2008      1,683.35       4,265.95
                                       15,908         1.84              6.60         4/6/2008     66,029.41     167,331.48
                                          113(5)      0.01              0.55        1/28/2008         39.09          99.05

--------------------------

(1) The 5% and 10% assumed annual rates of compound stock price appreciation are prescribed by the rules and regulations of the Securities and Exchange Commission and do not represent the Company's estimate or projection of the future trading prices of its common stock. There can be no assurance that the actual stock price appreciation over the ten-year option term will be at the assumed 5% and 10% levels or at any other defined level. Actual gains, if any, on stock option exercises are dependent on numerous factors, including the future performance of the Company, overall market conditions and the option holder's continued employment with the Company throughout the entire vesting period and option term, which factors are not reflected in this table. The potential realizable value is calculated by multiplying the exercise price per share by the stated annual appreciation rate compounded annually for the option term, subtracting the exercise price per share from the product, and multiplying the remainder by the number of shares underlying the option granted.

(2) Options were granted at an exercise price equal to the fair market value of the Company's common stock.

(3) Exercise price may be paid (i) in cash, (ii) by check, (iii) by promissory note, (iv) by delivery of already-owned shares of the Company's common stock subject to certain conditions, (v) by delivery of a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company the amount of sale or loan proceeds required to pay the exercise price or (vi) by any combination of the foregoing methods of payment under applicable law. In addition, the consideration for shares acquired upon exercise of options granted under the 1998 Stock Plan may consist of a reduction in the amount of any Company liability to the optionee.

(4) Twenty-five percent (25%) of the shares issuable upon exercise of options granted under the Company's 1995 Stock Option Plan or 1998 Stock Plan generally become vested on the first anniversary of the vesting commencement date and the balance generally vests at the rate of 1/48th of such shares for each month thereafter.

(5) This option was fully vested on date of grant.

OPTION EXERCISES AND HOLDINGS

    The following table sets forth, as to the Named Executive Officers, information concerning stock options exercised during fiscal 1998 and the number of shares subject to both exercisable and unexercisable stock options as of December 31, 1998.

                                                                            NUMBER OF SECURITIES
                                                                           UNDERLYING UNEXERCISED          VALUE OF UNEXERCISED
                                       NUMBER OF                                 OPTIONS AT               IN-THE-MONEY OPTIONS AT
                                         SHARES                             DECEMBER 31, 1998(#)          DECEMBER 31, 1998($)(1)
                                        ACQUIRED          VALUE        ------------------------------   ---------------------------
NAME                                 ON EXERCISE(#)   REALIZED($)(2)   EXERCISABLE(3)   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
-----------------------------------  --------------   --------------   --------------   -------------   -----------   -------------
John W. Danner, Chairman of the
  Board and Chief Executive
  Officer..........................         113          $    808             113              --       $        --     $     --

Stephen E. Recht, Chief Financial
  Officer and Secretary............      10,000           183,126         173,692              --         2,702,832           --
                                          9,600           162,000                              --                             --

Rick E. D. Jackson IV, Vice
  President of Marketing...........       8,700           146,813         164,252              --         2,445,084           --

Martin G. Lane-Smith, Vice
  President of Engineering.........      10,000           168,750         209,374          78,021         3,273,104      316,960

John K. Donnelly, Vice President of
  North American Sales.............       1,900            32,063          28,097              --           872,367           --

--------------------------

(1) Represents the difference between the fair market value of the shares of common stock underlying the options at December 30, 1998, $16 per share (the closing price of the common stock on the last trading day of fiscal 1998 as reported by the Nasdaq National Market) less the corresponding exercise price of such options.

(2) The amount set forth represents the difference between the fair market value of the shares on the date of exercise and the exercise price of the option.

(3) The option shares are immediately exercisable, subject to the Company's repurchase option at the original exercise price upon the optionee's cessation of service prior to vesting in such option shares. The repurchase option generally lapses or the option shares generally vest as follows: 25% of the option shares vest upon the completion of one year of service from the vesting commencement date and an additional 1/48th of such shares become exercisable each month thereafter.

EMPLOYMENT AND SEVERANCE AGREEMENTS

    JOHN DANNER STOCK PURCHASE AGREEMENT. Pursuant to the Founder's Stock Purchase Agreement entered into in September 1995 by and between the Company and John W. Danner, the Company's Chairman of the Board and Chief Executive Officer, the vesting of the stock purchased under such agreements will accelerate upon certain changes of control of the Company.

    JITENDRA VALERA EMPLOYMENT AGREEMENT. In May 1998, the Company and Mr. Valera, the Company's Vice President and General Manager of Europe, entered into an employment agreement under which Mr. Valera is entitled to receive severance benefits under certain circumstances. In the event Mr. Valera is involuntarily terminated from the Company or a successor Company without cause within 12 months of a Change of Control, defined to include (i) the acquisition of the Company, (ii) the merger or consolidation of the Company with any other corporation, (iii) a sale of all or substantially all of the Company's assets or
(iv) the acquisition by any person of beneficial ownership of 50% or more of the total voting power of the Company's then outstanding securities, Mr. Valera would be entitled to a lump sum payment equal to 18 months of Mr. Valera's base salary as in effect immediately prior to the Change of Control, which lump sum payment would equal approximately $204,188, based on Mr. Valera's current base salary. In the event of any other involuntary termination of Mr. Valera's employment with less than six months notice, Mr. Valera would be entitled to continued monthly payment of his base salary for six months following such notice.

    SUSAN ATHERTON EMPLOYMENT AGREEMENT. In April 1998, the Company and Ms. Atherton, the Company's Vice President of Worldwide Sales, entered into an employment agreement under which Ms. Atherton is entitled to receive severance benefits under certain circumstances. Pursuant to her employment agreement, Ms. Atherton was granted an option to purchase up to 176,802 shares of the Company's common stock, subject to the Company's standard vesting provisions. In the event Ms. Atherton is involuntarily terminated by the Company or a successor company without cause within 12 months of a Change of Control, defined to include (i) the acquisition of the Company, (ii) the merger or consolidation of the Company with any other corporation or (iii) a sale of all or substantially all of the Company's assets, Ms. Atherton would be entitled to a lump sum payment equal to 18 months of Ms. Atherton's base salary as in effect immediately prior to the Change of Control, which lump sum payment would equal approximately $159,386, based on Ms. Atherton's current base salary.

    STEPHEN E. RECHT EMPLOYMENT AND SEVERANCE AGREEMENT. In March 1998, the Company and Mr. Recht, Chief Financial Officer and Secretary of the Company, entered into an employment and severance agreement under which Mr. Recht is entitled to receive certain benefits generally in the event Mr. Recht is involuntarily terminated by the Company or a successor company without cause (i) upon the acquisition of the Company, (ii) upon the merger or consolidation of the Company with any other corporation, (iii) upon a sale of all or substantially all of the Company's assets (each a "Change of Control") or (iv) within 12 months of a Change of Control. Upon such a termination, Mr. Recht would be entitled to (i) a total of 18 monthly payments equal to Mr. Recht's monthly base salary as in effect immediately prior to the Change of Control, currently $14,681, and (ii) reimbursements for a period of 18 months for the cost of Mr. Recht's group health and dental plan coverage.

    PROTEGE SOFTWARE PROFESSIONAL SERVICES AGREEMENT. In March 1997, the Company and Protege Software (Holdings) Limited ("Protege") entered into a professional services agreement (the "Professional Services Agreement") under which Protege agreed to act as general manager for the Company in Europe. In addition, Protege agreed to perform certain professional services for the Company. In connection with the Professional Services Agreement, Jitendra Valera the Company's Vice President and General Manager of Europe, served in such capacity via the Professional Services Agreement as an employee of Protege from March 1997 through May 1998. In May 1998, the Company and Protege amended the Professional Services Agreement to, among other things, allow the Company to hire Mr. Valera directly. Effective May 1998, Mr. Valera became an employee of NetGravity Europe Limited and continued to serve as the Company's Vice President and General Manager of Europe. The Professional Services Agreement was terminated by the Company in December 1998.

    ASIA PACIFIC VENTURES CO. CONSULTANT AND REPRESENTATIVE AGREEMENT. In June 1998, the Company and Asia Pacific Ventures Co. ("Asia Pacific Ventures") entered into a consultant and representative agreement (the "Consultant and Representative Agreement") under which Asia Pacific Ventures agreed to advise and represent the Company in Asia. In connection with the Consultant and Representative Agreement, Douglas Kaplan, then an employee of Asia Pacific Ventures, served as the Company's Vice President and General Manager of Asia Pacific. The Consultant and Representative Agreement was terminated by the

Company in September 1998. Mr. Kaplan is now an employee of the Company and continues to serve as its Vice President and General Manager of Asia Pacific.

    THOMAS A. SHIELDS SEPARATION AGREEMENT AND RELEASE OF ALL CLAIMS. In December 1998, the Company and Mr. Shields, the Company's former Vice President, Chief Technology Officer, entered into a separation agreement and release of all claims pursuant to which Mr. Shields terminated his employment with the Company (the "Termination Agreement"). Pursuant to the Termination Agreement, Mr. Shields received a severance payment of $110,000 and will continue to be a consultant to the Company until May 1999. In addition, pursuant to the Termination Agreement, Mr. Shields generally agreed to release the Company from any claims arising out of or relating to his employment with or his resignation from the Company, and the Company agreed to release Mr. Shields from any claims arising out of or relating to his employment with the Company.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

    Since January 1, 1998, there were no transaction or series of similar transactions to which the Company was or is a party in which the amount involved exceeded or exceeds $60,000 and in which any Director, executive officer, holder of more than 5% of any class of the Company's voting securities or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest, other than the transactions described below.

    SERIES C PREFERRED STOCK FINANCING. In November 1997 and March 1998, the Company issued and sold an aggregate of 3,887,978 shares of Series C Preferred Stock for aggregate net proceeds to the Company of $8,683,000, or approximately $2.24 per share. The investors in such shares included, among others, (1) London Pacific Life & Annuity Company, an owner of more than 5% of the Company's common stock, which purchased 2,437,241 shares of Series C Preferred Stock and (2) Vector Capital, L.P. ("Vector Capital"), a general partner of which is Vector Capital Partners, L.L.C., of which Alexander R. Slusky, a Director of the Company, is the Managing Member, which limited partnership purchased 669,571 shares of Series C Preferred Stock. Upon consummation of the Company's initial public offering, the outstanding shares of Series C Preferred Stock automatically converted into an aggregate of 1,767,261 shares of common stock.

    CONSULTING ARRANGEMENTS WITH J. SCOTT BRIGGS. In addition to serving on the Board of Directors, Mr. Briggs was engaged as a consultant to the Company in December 1998. On December 8, 1998, NetGravity granted Mr. Briggs, in his capacity as a consultant, an option to purchase up 7,500 shares of Common Stock at an exercise price of $18.50 per share (the then-current fair market value of such stock). The option will fully vest on June 8, 1999 and will expire on December 8, 1999. In addition, for services rendered and to be rendered to the Company in his capacity as a consultant, the Company has agreed to pay Mr. Briggs cash compensation totaling $25,002 during the six month period ending May 1, 1999.

         REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS


    The Compensation Committee of the Board of Directors (the "Committee") consists of directors Jonathan D. Lazarus and Alexander R. Slusky, neither of whom is an employee or officer of NetGravity. The Committee sets policy and administers NetGravity's cash and equity incentive programs for the purpose of attracting and retaining highly skilled executives who will promote NetGravity's business goals and build long-term stockholder value. The Committee is also responsible for reviewing and making recommendations to the Board of Directors regarding all forms of compensation to be provided to the executive officers of NetGravity, including stock compensation and loans, and all bonus and stock compensation to all employees. Consistent with customary management practices of privately-held companies, NetGravity's full Board of Directors set the Company's compensation structure prior to the Company's June 1998 initial public offering.

COMPENSATION PHILOSOPHY AND POLICIES

    The compensation policies of the Committee are designed to attract and retain key personnel through the payment of competitive base salaries and to encourage and reward performance through bonuses and stock ownership. The Committee's objectives are to:

    - ensure that there is an appropriate relationship between executive compensation and the creation of stockholder value;

    - ensure that the total compensation program will motivate, retain, and attract executives of outstanding abilities; and

    - ensure that current cash and equity incentive opportunities are competitive with comparable companies.

ELEMENTS OF COMPENSATION

    Compensation for officers and key employees includes: (i) annual cash compensation in the form of base salary and bonuses, (ii) equity elements, and
(iii) employee benefits available to all employees of NetGravity, such as health insurance and an employee "401(k)" plan.

    SALARY AND BONUS. Cash compensation consists of base salary, which is determined on the basis of the level of responsibility, expertise, and experience of the employee and competitive conditions in the industry. The Committee believes that the salaries of NetGravity's officers are comparable to other similarly situated officers in the software industry. In addition, cash bonuses may be awarded to officers and other key employees. Compensation of sales personnel also includes sales commissions.

    EQUITY ELEMENTS. Ownership of NetGravity's Common Stock is a key element of executive compensation. Officers and other employees of NetGravity are eligible to participate in the 1998 Stock Plan and the 1998 Employee Stock Purchase Plan. The 1998 Stock Plan permits the Board of Directors or the Committee to grant stock options to employees on such terms as the Board or the Committee may determine. The Committee has authority to grant stock options to executive officers of NetGravity and is currently administering stock option grants to all employees, except in the case of grants to newly hired employees (other than executive officers) which are administered by the New-Hire Option Committee. In determining the size of a stock option grant to a new officer, the Committee takes into account equity participation by comparable employees within NetGravity, external competitive circumstances and other relevant factors. Additional options may be granted to current employees to reward exceptional performance or to provide additional unvested equity incentives. These options typically vest over 48 months and thus require the employee's continuing services to NetGravity. The 1998 Employee Stock Purchase Plan permits employees to acquire Common Stock of NetGravity through payroll deductions and promotes broad-based equity participation throughout NetGravity. The Committee believes that such stock plans align the interests of the employees with the long-term interests of the stockholders.

    BENEFITS. NetGravity believes that it must offer a competitive benefit program to attract and retain officers and key employees. During 1998, NetGravity provided medical and other benefits to its executive officers that are generally available to NetGravity's other employees. Additionally, NetGravity maintains a 401(k) Plan to provide retirement benefits through tax-deferred salary deductions for all its employees. NetGravity did not make contributions to the 401(k) Plan in 1998.

1998 EXECUTIVE COMPENSATION


    Executive compensation for 1998 included base salary and cash bonuses, plus, in the case of sales executives, sales commissions. For 1998, NetGravity implemented compensation and bonus guidelines for its employees. In addition to individual achievement, 1998 compensation and bonus awards for executive officers were based on the following measures of NetGravity's performance: total revenues, operating income and the market share of certain of NetGravity's products.

CHIEF EXECUTIVE OFFICER COMPENSATION FOR 1998


    The 1998 compensation of John W. Danner, NetGravity's Chief Executive Officer, was determined in part in reference to the performance measures mentioned above under "1998 Executive Compensation." The Committee expects to review Mr. Danner's compensation package on an ongoing basis.


                                          COMPENSATION COMMITTEE
                                          OF THE BOARD OF DIRECTORS

                                          Jonathan D. Lazarus
                                          Alexander R. Slusky

                    NETGRAVITY STOCK PRICE PERFORMANCE GRAPH


    The following graph compares the cumulative total return to stockholders on NetGravity's Common Stock with the cumulative total return of the Nasdaq Stock Market (U.S.) Index and the Hambrecht & Quist Internet Index. The graph assumes that $100 was invested on June 12, 1998 in NetGravity's Common Stock, the Nasdaq Stock Market (U.S.) Index, and the Hambrecht & Quist Internet Index, including reinvestment of dividends. No dividends have been declared or paid on NetGravity's Common Stock. Note that historic stock price performance is not necessarily indicative of future stock price performance.


EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                     06/12/98   06/30/98   09/30/98   12/31/98
NETGRAVITY, INC.                          $100       $146       $131       $186
NASDAQ STOCK MARKET (U.S.)                $100       $109        $99       $128
HAMBRECHT & QUIST INTERNET                $100       $124        $99       $172

                                 OTHER MATTERS

    The Board of Directors does not know of any other matters to be presented at the Annual Meeting. If any additional matters are properly presented at the Meeting, the persons named in the enclosed proxy will have discretion to vote shares they represent in accordance with their own judgment on such matters.

    It is important that your shares be represented at the meeting, regardless of the number of shares which you hold. You are, therefore, urged to execute and return, at your earliest convenience, the accompanying proxy in the envelope which has been enclosed.


                                          BY ORDER OF THE BOARD OF DIRECTORS


San Mateo, California
April 23, 1999

                                   PROXY
                               NETGRAVITY, INC.
                   PROXY FOR 1998 ANNUAL MEETING OF STOCKHOLDERS

          The undersigned stockholder of NetGravity, Inc., a Delaware corporation ("NetGravity"), hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and accompanying Proxy Statement each dated April 23, 1999 and hereby appoints John W. Danner and Stephen E. Recht, or either of them, proxies and attorneys-in-fact, each with full power of substitution, to represent the undersigned at the Annual Meeting of Stockholders of NetGravity, Inc. to be held on May 27, 1999, at 1:00 p.m. local time at the hotel Crowne Plaza located at 1221 Chess Drive, Foster City, California 94404 and at any adjournment thereof, and to vote all shares of Common Stock of NetGravity held of record by the undersigned on April 14, 1999 as hereinafter specified upon the proposals listed on the reverse side.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF NETGRAVITY, INC. FOR THE ANNUAL MEETING OF STOCKHOLDERS ON MAY 27, 1999. IN ORDER TO ASSURE YOUR REPRESENTATION AT THE ANNUAL MEETING OF STOCKHOLDERS, PLEASE COMPLETE, SIGN, DATE, AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS BELOW AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THESE PROPOSALS.

                CONTINUED AND TO BE SIGNED ON REVERSE SIDE

SEE REVERSE SIDE                                             SEE REVERSE SIDE

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                                - DETACH HERE  -

                                                             Please mark
                                                             your votes as  /X/
                                                             indicated in
                                                             this example

1.  Election of Directors

    FOR all      WITHHOLD AUTHORITY
    nominees     to vote for all nominees
      / /        / /

Nominees: John W. Danner           J. Scott Briggs
          John D. D. Kohler        Amnon Landan
          Jonathan D. Lazarus      Alexander R. Slusky

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.)

--------------------------------------------------------------------------------

2. Proposal to ratify the appointment of KPMG LLP as independent auditors of NetGravity for the year ending December 31, 1999.

   FOR  AGAINST   ABSTAIN
   / /    / /       / /

UNLESS OTHERWISE SPECIFIED, THE PROXIES ARE GRANTED THE AUTHORITY TO VOTE FOR THE ELECTION OF ALL OR ANY OF THE NOMINEES FOR DIRECTOR, FOR PROPOSAL 2,
AND AS SUCH PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENT(S) THEREOF.

PLEASE DATE, SIGN AND RETURN THIS PROXY IN THE ENCLOSED ENVELOPE.


Signature(s)                                           Dated              , 1999
             -----------------------------------------       -------------
NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

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                          -  FOLD AND DETACH HERE  -